UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 1, 2013

APRIA HEALTHCARE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	333-168159	33-0488566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26220 Enterprise Court Lake Forest, California		92630
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 639-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On April 1, 2013, Apria Healthcare Group Inc. (“Apria”) issued a press release announcing that it is exploring options for refinancing a portion of its existing debt to increase its financial and operating flexibility. Apria may elect to use the net proceeds from these financing transactions, which may include borrowings under a new bank loan facility and other available funds, to redeem all or a portion of its outstanding 11.25% Senior Secured Notes due 2014 (Series A-1) and a portion of its outstanding 12.375% Senior Secured Notes due 2014 (Series A-2), as well as to pay fees and expenses related to these transactions. There is no assurance that such financing transactions or such redemptions will be consummated.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Forward-Looking Statements

This Current Report and the exhibits attached herewith contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the proposed refinancing of Apria’s debt, including those regarding the proposed secured term loan and the anticipated use of proceeds therefrom. These forward-looking statements are made only as of the date of this report and are based on management’s current expectations, assumptions, plans and beliefs. They involve risks and uncertainties that could cause actual future results, performance or developments to differ materially from those described in or implied by such forward-looking statements. Certain factors that could cause actual events not to occur as expressed in the forward-looking statements include, but are not limited to, the failure by Apria to successfully consummate the proposed financing transactions and/or the redemption of its outstanding notes. Other potential risks and uncertainties are discussed in Apria’s reports and other documents filed with the Securities and Exchange Commission from time to time. Apria assumes no obligation to update the forward-looking information. Such forward-looking statements are based upon many estimates and assumptions and are inherently subject to significant economic and competitive uncertainties and contingencies, many of which are beyond the control of Apria’s management. Inclusion of such forward-looking statements herein should not be regarded as a representation by Apria that the statements will prove to be correct.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press Release dated April 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APRIA HEALTHCARE GROUP INC.

Date: April 1, 2013	By:	/S/ PETER A. REYNOLDS
	Name:	Peter A. Reynolds
	Title:	Principal Financial Officer and Chief Accounting Officer